UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2016 (April 28, 2016)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 28, 2016, the Board of Directors of Southern Copper Corporations (“SCC” or the “Company”) elected the following executive officers:

German LARREA MOTA-VELASCO	Chairman
Oscar GONZALEZ ROCHA	President and Chief Executive Officer
Daniel MUÑIZ QUINTANILLA	Executive Vice President
Raúl JACOB	Vice President, Finance, Treasurer and Chief Financial Officer
Edgard CORRALES AGUILAR	Vice President, Exploration
Julián Jorge LAZALDE	Secretary
Andrés Carlos FERRERO	General Counsel
Lina VINGERHOETS	Comptroller
Rafael Fernando LOPEZ ABAD	General Auditor

Mr. Julian Jorge Lazalde was elected as Secretary, effective April 28, 2016.  He replaces Mr. Hans A. Flury, our former  Secretary. Mr. Flury received $288,052 as compensation for his separation from SCC.  Ms. Lina Vingerhoets was elected Comptroller replacing Mr. Agustin Avila Martinez, effective April 28, 2016.  Mr. Rafael Lopez Abad was elected General Auditor.  There were no disagreements between the departing officers and the Company or management. Mr. Daniel Muñiz, currently a director of SCC, was elected as Executive President.  Mr. Raul Jacob, our current Vice President, Finance and Chief Financial Officer, was also elected Treasurer of the Company.  The Board of Directors of SCC expressed its gratitude and recognition to the departing officers for their many years of valuable service to the Company.

Mr. Daniel Muñiz Quintanilla (42 years old) has been a Director of the Company since May 28, 2008.  Effective April 28, 2016, he was elected to hold the office of Executive Vice President of the Company.  Mr. Muñiz has been the Chief Financial Officer of Grupo Mexico since April 2007. Prior to joining Grupo Mexico, Mr. Muñiz was a practicing corporate-finance lawyer from 1996 to 2006. During this time he worked at Cortés, Muñiz y Núñez Sarrapy; Mijares, Angoitia, Cortés y Fuentes; and Baker & McKenzie (London and Mexico City offices). He holds a Master’s degree in Financial Law from Georgetown University Law Center in Washington D.C., and a Master’s degree in Business Administration from Instituto de Empresa in Madrid, Spain.

Mr. Raul Jacob (57 years old) has served as our Vice President, Finance and Chief Financial Officer since April 18, 2013.  Effective April 28, 2016, he will hold the additional office of Treasurer of the Company. He was our Comptroller from October 27, 2011 until April 18, 2013. He has held various positions focused primarily in financial planning, treasury, corporate finance, investor relations and project evaluation with the Company since 1992. In September 2011, he was appointed Director of Controller and Finance of the Company’s Peruvian Branch and Vice President and Chief Financial Officer of Southern Peru Limited, one of our subsidiaries. In 2014, Mr. Jacob was considered by Institutional Investor among the top three Chief Financial Officers of Latin America in the basic materials industry.  In 2010, he was ranked among the top three Investor Relations executives of Latin America in the basic materials industry by the same publication.  He is currently Vice President of the Peruvian National Mining, Oil and Energy Association and President of its mining chapter. He is also a member of the consulting board of the MBA program (Finance) of the Universidad del Pacifico in Lima, Peru. Until March of 2010, he was President of the Strategic Studies Center of IPAE, an entrepreneurial association. Between 2004 and 2006, he was the President of the Finance Affairs Committee of the American Chamber of Commerce of Peru. Mr. Jacob holds an economics degree from Universidad del Pacifico, a Master’s Degree from the University of Texas (Austin) and a Degree in International Business Management from the Stockholm School of Economics.

Mr. Julián Jorge Lazalde (48 years old), our newly elected Secretary, has been a Director, Executive Vice President and General Counsel of Asarco LLC since December 2009.  Since October 2015 he is also General Counsel of Americas Mining Corporation, both subsidiaries of Grupo Mexico, S.A.B. de C.V., the parent company of the Company.  Mr. Lazalde was General Counsel of Asarco Inc., the predecessor of Asarco LLC, from September 2006 until December 2009.  Mr. Lazalde Psihas holds a law degree from the Autonomous Institute of Mexico, known as ITAM, and has degrees from the Panamerican University in two special areas, tax law and commercial law.

Mr. Andrés Carlos Ferrero (47 years old), our new General Counsel, has been a member of the Legal Department of our Peruvian Branch since December 1995.  Prior to this, he served as a Technical Advisor to the World Bank’s Energy and Mines Technical Assistance Loan (EMTAL) Project.  He was elected Superintendent of the Legal Affairs of the Peruvian Branch in March 2008.  He holds a law degree from the University of Lima, Peru and a Master of Law or LLM degree in Resources Law and Policy from Dundee University, United Kingdom.

Ms. Lina Vingerhoets (55 years old), our new Comptroller, has been the Assistant Comptroller of the Company since April 2015 and Controller of the Peruvian Branch of the Company since July 2015.  Ms. Vingerhoets has worked for the Company’s Peruvian Branch in various capacities since 1991. From 2013 to 2015, she was in charge of Internal Control. From 2006 to 2015, she was in charge of Accounting Quality and SEC reporting. In addition, she has held other positions in Financial Planning, Finance and Accounting with the Company’s Peruvian Branch. Ms. Vingerhoets is Peruvian Certified Public Accountant and holds Accounting and MBA degrees from the Universidad del Pacifico, in Lima, Peru.

Mr. Rafael Fernando López Abad (52 years old), our new General Auditor, with 30 years of auditing experience, has been the Manager of Internal Audit of the Peruvian Branch of the Company since September 1994.  Previously he was an auditor for PricewaterhouseCooper and Ernst &Young.  Mr. López Abad is a Peruvian certified public accountant with a degree from the University of Saint Martin of Porres, in Lima, Peru.  He holds a Master’s degree in Communication Science, or MSC, from the Peruvian National Engineering University, School of Mining Engineering and a post-graduate degree from the Superior School for Business Management, known as ESAN.  He teaches internal auditing post-graduate courses in various prestigious universities in Lima, Peru.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 28, 2016, the Company, held its 2016 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,707,070 shares of Common Stock. 745,598,863 shares, constituting approximately 96.37 % of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.               To elect our eleven directors, who will serve until the 2017 annual meeting.

2.               To approve the extension of the Directors’ Stock Award Plan.

3.               To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2016.

4.     To approve, by non-binding advisory vote, our executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	689,617,861	10,476,392	45,504,610
Oscar González Rocha	688,269,249	11,825,004	45,504,610
Emilio Carrillo Gamboa	688,953,611	11,140,642	45,504,610
Alfredo Casar Pérez	693,609,966	6,484,287	45,504,610
Luis Castelazo Morales	693,931,807	6,162,446	45,504,610
Enrique Castillo Sánchez Mejorada	690,650,240	9,444,013	45,504,610
Xavier García de Quevedo Topete	689,525,183	10,569,070	45,504,610
Daniel Muñiz Quintanilla	693,917,945	6,176,308	45,504,610
Luis Miguel Palomino Bonilla	698,810,526	1,283,727	45,504,610
Gilberto Perezalonso Cifuentes	678,099,007	21,995,246	45,504,610
Carlos Ruiz Sacristán	698,806,045	1,288,208	45,504,610

PROPOSAL 2                APPROVAL OF THE EXTENSION OF THE DIRECTORS’ STOCK AWARD PLAN

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
698,600,716	1,184,778	308,758	45,504,610

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF SCC’s INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
744,642,328	691,301	264,232	0

PROPOSAL 4 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non- Votes
698,312,095	1,532,374	349,783	45,504,610

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Julián Jorge Lazalde Psihas
Name:	Julián Jorge Lazalde Psihas
Title:	Secretary

Date: April 29, 2016